UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 29, 2015

Moxian, Inc.

(Exact name of registrant as specified in its charter)

Nevada	333-173172	27-3729742
(state or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

Room 2313-2315 , Block B, Zhongshen Garden,

Caitian South Road, Futian District,

Shenzhen Guangdong Province, China 518101

(address of principal executive offices) (zip code)

Tel: +86 (0)755-66803251

(registrant’s telephone number, including area code)

Moxian China, Inc.

(former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.03   AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR.

Effective July 29, 2015, Moxian China, Inc., a Nevada corporation (the “Company”), amended its Articles of Incorporation to change its name to Moxian, Inc., which was approved by the Financial Industry Regulatory Authority effective on July 29, 2015. The Company’s stock symbol remains “MOXC” and its CUSIP number remains 624697 108.

The foregoing description of the Certificate of Amendment is qualified in its entirety by the text of the amendment annexed hereto as Exhibit 3.1.

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS.

(d)     The following exhibits are filed with this report:

Exhibit No.	Description
3.1	Certificate of Amendment of the Articles of Incorporation of the Company

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 29, 2015	Moxian, Inc.
(Registrant)

	By:	/s/ Moxian, Inc.
	Name:	James Mengdong Tan
	Title:	Chief Executive Officer

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